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Exhibit 32.2

Obagi Medical Products, Inc.
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Obagi Medical Products, Inc. (the "Company") for the three months ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Garcia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2008	By:	/s/ STEPHEN A. GARCIA Stephen A. Garcia Chief Financial Officer (Principal Financial Officer)

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  Exhibit 32.2